UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2005

FIRST CENTURY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-11671	55-0628089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Federal Street, Bluefield, WV	24701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 325-8181

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST CENTURY BANKSHARES, INC.

FORM 8-K

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

First Century Bankshares, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP, its independent registered public accounting firm, on August 22, 2005. The decision to dismiss PricewaterhouseCoopers LLP was made by the Company’s Audit Committee of the Board of Directors.

PricewaterhouseCoopers LLP’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years and through August 22, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through August 22, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

We requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 25, 2005, is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On August 22, 2005, the Company engaged Brown, Edwards & Company LLP as its new independent registered public accounting firm. During the Company’s two most recent fiscal years and through August 22, 2005, the Company did not consult with Brown, Edwards & Company LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Brown, Edwards & Company LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

16	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	First Century Bankshares, Inc.

	By:	/s/ J. RONALD HYPES
J. Ronald Hypes, Treasurer
(Principal Accounting and Financial Officer)

Date: August 25, 2005

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